SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
|X|  Definitive Proxy Statement                 Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule-14a-11(c)-or Rule-14a-12

                         California Water Service Group
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

California Water Service Group
Notice of 2003 Annual Meeting
and Proxy Statement

                       [GRAPHIC OF MAN AND WOMAN OMITTED]

[GRAPHIC OF LOGO OMITTED]

        California Water Service Group
        California Water Service Company, New Mexico Water Service Company, Washington Water Service Company and CWS Utility Services
        1720 North First Street * San Jose, CA 95112-4598 * (408) 367-8200


March 21, 2003


Dear Fellow Stockholder:


You are cordially invited to attend our Annual Meeting of Stockholders at 10:00 a.m. on Wednesday, April 23, 2003, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

     With this letter, we are including the notice for the Annual Meeting, the proxy statement, the proxy card and the 2002 Annual Report. You may vote over the Internet, by telephone or by the traditional proxy card. Please see the proxy card for instructions on these methods of voting.

     As you review this proxy statement, you may wish to keep in mind the two items you will be deciding. First, you will be deciding who will serve as the Group's directors until the next Annual Meeting. The directors also will serve on the Boards of two of the Group's subsidiaries, California Water Service
Company and CWS Utility Services. Second, you will be deciding on the ratification of the appointment of independent auditors.

     Whether or not you plan to attend the Annual Meeting on April 23, 2003, I hope you will vote as soon as possible. Your vote is important.

     Thank you for your investment in the California Water Service Group.


Sincerely,



/s/ Robert W. Foy

ROBERT W. FOY
CHAIRMAN OF THE BOARD


                                                California Water Service Group 1

2003 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS



Notice of Annual Meeting
Questions and answers about the Proxy Materials and the Annual Meeting ...................     4
  What am I voting on? ...................................................................     4
  Who may attend the Annual Meeting? .....................................................     4
  Who is entitled to vote? ...............................................................     4
  How many votes do I get? ...............................................................     4
  What is "cumulative voting" and how does it work? ......................................     4
  How are the directors elected? .........................................................     4
  Who are the Board's nominees? ..........................................................     4
  What is the required vote for the second proposal to pass? .............................     4
  How do I vote? .........................................................................     4
  What if I change my mind after I return my proxy? ......................................     5
  Will my shares be voted if I do not return my proxy? ...................................     5
  What happens if my shares are held by my stockbroker? ..................................     5
  What happens if I abstain from voting on a proposal? ...................................     5
  Who will count the vote? ...............................................................     6
  What does it mean if I get more than one proxy card? ...................................     6
  What constitutes a quorum? .............................................................     6
  What percentage of stock do the directors and executive officers own? ..................     6
  Who are the largest stockholders? ......................................................     6
  What is the deadline for submitting stockholder proposals for the Group's proxy
     materials for next year's Annual Meeting? ...........................................     6
  How can a stockholder propose a nominee for the Board? .................................     6
  How can a stockholder propose business at a stockholders' meeting? .....................     7
  Can I make comments and/or ask questions during the Annual Meeting? ....................     7
Board Structure ..........................................................................     8
Independence of Directors ................................................................     8
Director Compensation Arrangements .......................................................     9
Proposal No. 1--Election of Directors ....................................................    10
Stock Ownership of Management and Certain Beneficial Owners ..............................    13
  Ownership of Directors, Director-Nominees and Executive Officers .......................    13
  Ownership of Largest Principal Stockholders ............................................    14
  Section 16(a) Beneficial Ownership Reporting Compliance ................................    14
Executive Compensation ...................................................................    15
  Summary Compensation Table .............................................................    15
  Severance Agreements ...................................................................    15
  Option/SAR Grants in 2002 ..............................................................    16
  Aggregated Option/SAR Exercises in 2002 and 2002 Fiscal Year-End Option/SAR Values .....    17
  Equity Compensation Plan Information ...................................................    17
  Pension Plans ..........................................................................    18
  Report of the Compensation Committee of the Board of Directors on Executive                 19
  Compensation
  Compensation Committee Interlocks and Insider Participation ............................    21
Audit Committee
  Report of the Audit Committee ..........................................................    22
  Relationship with Independent Auditors .................................................    23
Performance Graph ........................................................................    24
Proposal No. 2--Ratification of Selection of KPMG LLP as Auditors for 2003 ...............    25
Other Matters ............................................................................    26
Appendix A
  Audit Committee Charter ................................................................    27
For directions to the Annual Meeting, please refer to the map on the inside back cover.


2 California Water Service Group

California Water Service Group
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

Notice of Annual Meeting of Stockholders


Time                10:00 a.m. on Wednesday, April 23, 2003


Place Executive Offices of California Water Service Group, 1720 North First Street, San Jose, California


Items of Business   (1) To elect directors

                    (2) To ratify the appointment of independent auditors

                    (3) To consider  such other  business as may  properly  come before the meeting


Record Date         You are  entitled to vote if you were a  stockholder  at the close of business on Monday, February 24, 2003.


Voting by Proxy     Please  submit  a proxy  as soon as  possible  so that  your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 4 of this proxy statement and the instructions on the proxy card.


By Order of the Board of Directors


PAUL G. EKSTROM
CORPORATE SECRETARY


This notice of meeting and proxy statement and accompanying proxy card are being distributed beginning on or about March 21, 2003.


                                                California Water Service Group 3

Questions and Answers About the Proxy Materials and the Annual Meeting

What am I voting on?

* Election of ten directors to serve until the 2004 Annual Meeting.

* Ratification of the Audit Committee's selection of KPMG LLP as the Group's independent auditors for 2003.


     Those elected to serve as the Group's directors also will serve as the directors of California Water Service Company and CWS Utility Services, two of the Group's operating subsidiaries.


Who may attend the Annual Meeting?

All Group stockholders may attend.


Who is entitled to vote?

Stockholders of record at the close of business on February 24, 2003 (the "Record Date"), or those with a valid proxy from a brokerage firm or another similar organization which held shares on the Record Date.


How many votes do I get?

Each share of common stock is entitled to one vote. Each share of preferred stock is entitled to 16 votes. You may also use "cumulative voting" in the election of directors.


What is "cumulative voting" and how does it work?

Stockholders or persons holding a valid proxy may "cumulate" their votes for the election of directors. That is, they may give one candidate ten votes for each common share owned (instead of casting one vote for each of the ten candidates they may cast all ten votes for a single candidate); or, they may distribute their votes on the same principle among as many candidates as they desire. Because each preferred share is entitled to 16 votes, preferred stockholders may cumulate 160 votes (16 x 10) for each share owned. If you do not indicate otherwise, the proxies may use their discretion to cumulate votes.


How are the directors elected?

The ten nominees receiving the highest number of votes are elected to the Board. Common and preferred shares vote together on directors.


Who are the Board's nominees?

The nominees are Douglas M. Brown, Robert W. Foy, Edward D. Harris, Jr., M.D., Bonnie G. Hill, David N. Kennedy, Richard P. Magnuson, Linda R. Meier, Peter C. Nelson, Langdon W. Owen, and George A. Vera. Except for Ms. Hill and Mr. Kennedy, all the nominees are current Board members. See pages 10 - 12 for biographical information, including the nominees' current directorships in other publicly held companies.


What is the required vote for the second proposal to pass?

In order for the Audit Committee's selection of KPMG LLP as auditors to be ratified, the proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.


How do I vote?

You may vote by mail.

     You do this by signing the proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.


You may vote by telephone.

     You do this by following the "Vote by Telephone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.


4 California Water Service Group

You may vote on the Internet.

     You do this by following the "Vote by Internet" instructions on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.


You may vote in person at the meeting.

     We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.


     If you return a signed card but do not provide voting instructions, your shares will be voted:

* for the ten named director nominees

* for the approval of the selection of auditors


     We have been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.


What if I change my mind after I return my proxy?

You may revoke your proxy any time before the polls close at the meeting. You may do this by:

* signing another proxy with a later date,

* voting by telephone or on the Internet (your latest telephone or Internet proxy is counted),

* voting again at the meeting, or

* notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.


Will my shares be voted if I do not return my proxy?

If you are a stockholder of record (that is, you hold your shares in your own name), your shares will not be voted unless you attend the meeting and vote in person. Different rules apply if your broker holds your shares for you.


What happens if my shares are held by my stockbroker?

Your broker, under certain circumstances, may vote your shares.

     Brokers must write to you asking how you want your shares voted. However, if you do not respond, brokers have authority under exchange regulations to vote your unvoted shares on certain "routine" matters, including election of directors and approval of auditors. If you wish to change voting instructions you give to your broker, you must ask your broker how to do so.

     If you do not give your broker voting instructions, the broker may either:


* proceed to vote your shares on routine matters and refrain from voting on non-routine matters, or

* leave your shares entirely unvoted.


     Shares that your broker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your broker. This ensures that your shares will be voted at the meeting.

     You may have granted to your stockbroker discretionary voting authority over your account. If so, your stockbroker may be able to vote your shares even on non-routine matters, depending on the terms of the agreement you have with your stockbroker.


What happens if I abstain from voting on a proposal?

If you abstain from voting on a proposal (either by proxy or in person at the Annual Meeting), your shares will be counted in determining whether we have a quorum, but the abstention will have the same effect as a vote against a proposal.


                                                California Water Service Group 5

Who will count the vote?

Representatives of EquiServe, our transfer agent, will serve as the inspector of elections and count the votes.


What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.


What constitutes a quorum?

A majority of the outstanding shares--present at the Annual Meeting or represented by persons holding valid proxies--constitutes a quorum. If you submit a valid proxy card, your shares will be part of the quorum.

     Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time and place.

     At the Record Date, there were approximately 4,500 stockholders of record. There were 15,182,046 shares of our common stock outstanding and entitled to vote at the Annual Meeting and 139,000 shares of our preferred stock outstanding and entitled to vote at the Annual Meeting.


What percentage of stock do the directors and executive  officers own?

Together, they own less than one percent of our common and preferred stock. See page 13 for more details.


Who are the largest stockholders?

As of January 1, 2003, the largest principal stockholders were:

* SJW Corp. (1,099,952 shares of common stock, representing 7.3% of our common stock);

* Participants of the Employees Savings Plan of California Water Service Company, a Company-sponsored 401(k) plan (514,341 shares of common stock, representing 3.4% of our common stock); and

* GE  Financial   Corporation  (36,610  shares  of  Series  C  preferred  stock, representing 26.3% of the outstanding preferred stock).


     See page 14 for more details.


What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals which stockholders intend to present at the 2004 Annual Meeting of stockholders must be received by the Corporate Secretary of the Group by November 23, 2003 in order to be considered for inclusion in the Group's 2004 proxy materials. A proposal and any supporting statement together may not exceed 500 words. Please submit the proposal to Paul G. Ekstrom, Corporate Secretary,
California Water Service Group, 1720 North First Street, San Jose, California 95112-4598.


How can a stockholder propose a nominee for the Board?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose a nominee for the Board. The by-laws contain the requirements for doing so. Contact the Corporate Secretary to request a copy of the full by-law requirements. Briefly, a stockholder must give timely prior notice to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's annual meeting. If we move the date of the meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due by the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the meeting.

     If the Board calls a special meeting to elect directors, stockholder notice is due by the 150th day prior to that meeting or the 10th day after we publicly announce the holding of the special meeting and identify the Board's director nominees. The by-laws do not affect the rights of preferred holders to nominate directors where they are otherwise entitled to do so.


6 California Water Service Group

     The by-laws specify what the notice must contain. The notice deadline for the 2004 Annual Meeting is November 25, 2003.


How  can  a  stockholder  propose  business  at  a  stockholders'  meeting?

Any stockholder of record who is entitled to vote at a stockholders' meeting may propose business for the meeting. Just as with nominations, the by-laws contain the requirements. Contact the Secretary of the Group and request a copy of the full by-law requirements. The stockholder must give timely prior notice to the Group. The deadlines are the same as for stockholder nominations discussed above. If the Group's Secretary receives a proposal after that deadline it will be considered untimely, and the persons named in the proxy for the 2004 meeting may exercise their discretion in voting with respect to the proposal.

     The by-laws specify what the notice must contain. Stockholders must comply with all requirements of the securities laws regarding proposals. The by-laws do not affect any stockholder right to request inclusion of proposals in the Group's proxy statement under the rules of the Securities and Exchange Commission.

     Because of the 150-day notice requirement discussed above, stockholders who have not given prior notice may not raise a proposal (or a nomination) at this year's meeting.


Can I make comments and/or ask questions  during the Annual  Meeting?

Yes, most certainly. Stockholders wishing to address the meeting are welcome to do so by adhering to the following guidelines:

1. Stockholders may address the meeting when recognized by the Chairman or President and Chief Executive Officer.

2. Each stockholder, when recognized, should stand and identify himself or herself.

3. Stockholder remarks must be limited to matters before the meeting and may not exceed 2 minutes in duration per speaker. No cameras, video or recording equipment will be permitted at the meeting.


                                                California Water Service Group 7

Board  Structure

This section briefly describes the functions of the principal committees of the Board.

AUDIT: Reviews the Group's auditing, accounting, financial reporting and internal audit functions. Also, the Committee is directly responsible for the appointment, compensation and oversight of the independent auditors, subject to stockholder ratification. All members are non-employee directors and are independent as defined in the listing standards of the New York Stock Exchange. The Board has determined that George A. Vera, chair of the Audit Committee, is a financial expert as defined in the rules of the SEC and in the listing standards of the New York Stock Exchange.


COMPENSATION: Reviews the Group's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. All members are non-employee directors and independent as defined in the listing standards of the New York Stock Exchange.


NOMINATING/CORPORATE GOVERNANCE: Established in 2002 to assist the Board by (i) identifying candidates and nominating individuals qualified to become Board members and (ii) developing and recommending a set of corporate governance principles applicable to the Group. The Committee has adopted the "Nominating/Corporate Governance Committee Charter," which contains the Group's corporate governance principles and the Committee's operating procedures. All members of the Committee are non-employee directors and are independent as defined in the listing standards of the New York Stock Exchange.


EXECUTIVE: Has limited powers to act on behalf of the Board whenever it is not in session. This Committee meets only as needed. The Committee consists of two non-employee directors and two employee directors.

     During 2002, there were 11 regular meetings of the Board, five meetings of the Audit Committee, two meetings of the Compensation Committee, two meetings of the Nominating/Corporate Governance Committee and no meetings of the Executive Committee. Each of the director-nominees who served on the Board of California Water Service Group in 2002 attended at least 90% of all Board and applicable committee meetings. Collectively, they attended an average of 98% of all of the Board and applicable committee meetings.


Independence of Directors


The Board has determined that a majority of the members of the Board are "independent," as defined in the listing standards of the New York Stock Exchange.


8 California Water Service Group

Director Compensation Arrangements

The following table provides information on the Group's compensation and reimbursement practices during fiscal year 2002 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during the 2002 fiscal year. Directors who are employed by the Group receive no compensation for their Board activities except a fee for attending each Board meeting. Directors receive no additional compensation for serving on the Boards of the Group's subsidiaries.


DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2002


Annual Director Retainer                                       $18,000
Board and Committee Meeting Attendance Fee                     $ 1,115
Range of Committee Meeting Attendance Fees Paid to Directors   $4,460 -- $12,295
Committee Meeting Attendance Fee for Committee Chairs          $ 2,230

COMPENSATION. In 2002, Directors Brown, Harris, Magnuson, Meier, Owen and Vera received an annual retainer of $18,000. Effective January 1, 2003, non-employee directors are paid an annual retainer of $20,000 and a meeting attendance fee of $1,250, and non-employee committee chairs are paid a meeting attendance fee of $2,500.


DEFERRED COMPENSATION PLAN. Effective January 1, 2000, the Group established the California Water Service Group Deferred Compensation Plan, an unfunded deferred compensation program for non-employee directors, executive officers and managers. This plan succeeded the California Water Service Group Directors Deferred Compensation Plan, which originally became effective in January 1998. Under the new plan, as under the predecessor plan, non-employee directors may defer up to 100% of their annual retainer with a minimum annual deferral of $5,000. The plan also allows non-employee directors to defer 100% of their meeting and committee meeting fees. Directors who are also executive officers may defer 100% of their meeting fees and up to 50% of their annual salary with a minimum annual deferral of $5,000. Other executive officers and managers who elect to participate in the plan may defer up to 50% of their annual salary, with a minimum deferral of $5,000. Amounts deferred are fully vested and recorded by Group as general liabilities and the value of deferrals fluctuate according to one of several investment indices selected by the participant. Funds are distributed from this plan when the participant ceases to be a director (unless the participant is an employee, in which case distribution occurs when employment terminates). Distributions also are available upon a showing of hardship. Amounts remaining undistributed at death are distributed to the participant's designated beneficiary or beneficiaries. Group is under no obligation to make any investment or otherwise fund the plan. Participants are general, unsecured creditors of the Group.


RETIREMENT PLAN. Effective January 1, 1998, we established a directors' retirement plan to succeed the retirement plan of California Water Service Company. This plan operates in the same manner as the prior plan. Any director who retires after serving on the Board for a total of five or more years (including service on the California Water Service Company Board before January 1, 1998) will receive a benefit equal to the annual retainer paid to our non-employee directors at the time of the director's retirement. This benefit will be paid annually for the number of years the director served on the Board, up to 10 years.


                                                California Water Service Group 9

Proposal No. 1--Election of Directors

There are ten nominees for election to our Board this year. All of the nominees have served as directors since the last Annual Meeting, except for Bonnie G. Hill and David N. Kennedy. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.1


The Board of Directors recommends a vote FOR the election of each of the following nominees.


Vote Required

The ten persons receiving the highest number of votes represented by outstanding shares present or represented by proxy and entitled to vote will be elected. Except as otherwise indicated, each director has served for at least five years in the positions stated below.


Douglas M. Brown(3),(4),(5)
Director since 2001
age 65

     Mr. Brown, a resident of the state of New Mexico, is president and chief executive officer of Tuition Plan Consortium. From 1990 to 1999, he was president and chief executive officer of Talbot Financial Services. He is also a director of High Desert Investment Corporation and the Bank of Albuquerque and president of Albuquerque Community Foundation.


Robert W. Foy(2),(9)
Director since 1977
age 66

     Mr. Foy is Chairman of the Board of California Water Service Group and its subsidiaries. He was formerly president and chief executive officer of Pacific Storage Company, a diversified transportation and warehousing company serving Stockton, Modesto, Sacramento, San Jose, Vallejo, and Merced, California. He has served as Chairman of California Water Service Group since January 1, 1996. He serves as a member of the San Jose State University College of Business International Board of Advisors.


Edward D. Harris, Jr., M.D. (2),(4),(5)
Director since 1993
age 65

     Dr. Harris is the George DeForest Barnett professor of medicine, emeritus at Stanford University Medical Center. He is the academic secretary for Stanford University. He is a director of the Genentech Research and Educational
Foundation. He is also the executive secretary of Alpha Omega Alpha, the National Medical Honor Society and the governor of the American College of Physicians/American Society of Internal Medicine--Northern California Chapter.



       [PHOTO]             [PHOTO]                  [PHOTO]


  Douglas M. Brown      Robert W. Foy     Edward D. Harris, Jr., M.D.


10 California Water Service Group

Bonnie G. Hill
New nominee for 2003
age 61

     Ms. Hill is the president of B. Hill Enterprises, LLC, a consulting firm specializing in corporate governance and board organization and public policy issues. She is also chief operating officer of Icon Blue, a brand marketing company. From 1998 to 2001, she was president and chief executive officer of Times Mirror Foundation and senior vice president, communications and public affairs of The Los Angeles Times. She is a director of AK Steel Holdings Corp., Albertson's, Inc., ChoicePoint, Inc., Hershey Foods Corp., Home Depot, Inc. and National Grid Transco PLC. She is also a director of the Orange County Performing Arts Center and the Los Angeles Urban League.


David N. Kennedy
New nominee for 2003
age 66

     Mr. Kennedy is retired from the State of California. From 1983 to 1998, he was director of the California Department of Water Resources.


Richard P. Magnuson (2),(3),(4),(5),(8)
Director since 1996
age 47

     Mr. Magnuson is a private venture capitalist. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He also is a director of several privately held companies.


Linda R. Meier (3),(4),(5),(7)
Director since 1994
age 62

     Ms. Meier is a director of Greater Bay Bancorp, the Peninsula Community Foundation and the National Advisory Board of the Haas Public Service Center.
She is also a member of the Board of Trustees of the California Academy of Sciences, the former chair of the Stanford University Hospital Board of Directors (1992-1997) and a former trustee of Stanford University (1984-1994). She is the former chair of the Stanford Athletic Board, current chair of the Western Regional Advisory Board of the Institute of International Education, member of the National Board of the Institute of International Education and a board member of the Stanford Alumni Association.



    [PHOTO]            [PHOTO]              [PHOTO]             [PHOTO]



Bonnie G. Hill    David N. Kennedy    Richard P. Magnuson    Linda R. Meier


                                               California Water Service Group 11

Peter C. Nelson (2)
Director since 1996
age 55

     Mr. Nelson is president and chief executive officer of California Water Service Group and its subsidiaries. Before joining California Water Service Group in 1996, he was vice president, division operations (1994-1995) and region vice president (1989-1994) of Pacific Gas & Electric Company. He is a director of the California Chamber of Commerce and Chair of the Water Resources Committee.


Langdon W. Owen (3)
Director since 2000
age 72

     Mr. Owen is president of Don Owen & Associates, an assessment engineering and special tax consulting firm. He is a director of the Metropolitan Water District of Southern California.


George A. Vera (3),(6)
Director since 1998
age 59

     Mr. Vera is vice president and chief financial officer of the David and Lucile Packard Foundation. Until 1997, he was an audit partner at Arthur Andersen, LLP.



1 No nominee has any family relationship with any other nominee or with any executive officer of the Group. "Director since" date refers to the year the nominee first was elected or appointed to the Board of California Water Service Group or California Water Service Company, as appropriate.
2 Member of Executive Committee
3 Member of Audit Committee
4 Member of Compensation Committee
5 Member of Nominating/Corporate Governance Committee
6 Chair of the Audit Committee
7 Chair of the Compensation Committee
8 Chair of the Nominating/Corporate Governance Committee
9 Chair of the Executive Committee


          [PHOTO]               [PHOTO]              [PHOTO]


      Peter C. Nelson       Langdon W. Owen       George A. Vera


12 California Water Service Group

Stock Ownership of Management and Certain Beneficial Owners Ownership of Directors, Director-Nominees and Executive Officers
(Common and Preferred Stock Ownership as of January 1, 2003)(1)





Name                                                  Shares Owned
--------------------------------------------------------------------
Douglas M. Brown                                           2,000
Director
--------------------------------------------------------------------
Gerald F. Feeney                                          14,643 (2)
Executive Officer
--------------------------------------------------------------------
Francis S. Ferraro                                         4,659 (3)
Executive Officer
--------------------------------------------------------------------
Robert W. Foy                                             19,690 (4)
Director and Executive Officer
--------------------------------------------------------------------
Edward D. Harris, Jr., M.D.                                1,396
Director
--------------------------------------------------------------------
Bonnie G. Hill                                                --
Nominee
--------------------------------------------------------------------
David N. Kennedy                                              --
Nominee
--------------------------------------------------------------------
Richard P. Magnuson                                       16,919
Director
--------------------------------------------------------------------
Linda R. Meier                                             3,000
Director
--------------------------------------------------------------------
Peter C. Nelson                                           22,535 (5)
Director and Executive Officer
--------------------------------------------------------------------
Langdon W. Owen                                           13,121
Director
--------------------------------------------------------------------
Raymond H. Taylor                                          8,130 (6)
Executive Officer
--------------------------------------------------------------------
George A. Vera                                             1,248
Director
--------------------------------------------------------------------
All directors and executive officers as a group (7)      131,244


1 No director or executive  officer owns any shares of Series C preferred stock.
  All directors and executive officers have sole voting and investment power over their shares (or share such powers with their spouses). To the knowledge of the Group, as of January 1, 2003, all directors and executive officers together beneficially owned an aggregate of less than 1% of the Group's outstanding common shares.

2 Includes  4,725 shares held in the  Employees  Savings  Plan.  Includes  3,750
  shares   outstanding   under  options  which  are  currently   exercisable  or
  exercisable within 60 days of January 1, 2003.

3 Includes 909 shares in the Employees Savings Plan. Includes 3,750 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2003.

4 Includes  1,676 shares held in the  Employees  Savings Plan.  Includes  11,500
  shares   outstanding   under  options  which  are  currently   exercisable  or
  exercisable within 60 days of January 1, 2003.

5 Includes  1,735 shares held in the  Employees  Savings Plan.  Includes  17,500
  shares   outstanding   under  options  which  are  currently   exercisable  or
  exercisable within 60 days of January 1, 2003.

6 Includes  4,380 shares held in the  Employees  Savings  Plan.  Includes  3,750
  shares   outstanding   under  options  which  are  currently   exercisable  or
  exercisable within 60 days of January 1, 2003.

7 Includes 20,574 shares held in the Employees Savings Plan for the benefit of executive officers. Includes 56,000 shares outstanding under options which are currently exercisable or exercisable within 60 days of January 1, 2003.


                                               California Water Service Group 13

Ownership of Largest Principal Stockholders

The following table shows the largest principal holders of the Group's voting securities as of January 1, 2003:






Class         Beneficial Owner                           Number of Shares     Percent of Class
----------------------------------------------------------------------------------------------
Common        SJW Corp.(1)                                  1,099,952                7.3%
              374 W. Santa Clara Street
              San Jose, CA 95196
----------------------------------------------------------------------------------------------
Common        Participants of California                      514,341                3.4%
              Water Service Company
              Employees Savings Plan (a 401(k) plan)
              1720 N. First Street
              San Jose, CA 95112
----------------------------------------------------------------------------------------------
Series C      GE Investments(2)                                36,610               26.3%
Preferred     3003 Summer Street
              Stanford, CT 06905
----------------------------------------------------------------------------------------------


1 SJW Corp. has sole voting and investment power over these shares.

2 GE Financial Corp. has sole voting and investment power over these shares.



Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, requires our directors, certain officers, and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that during 2002, all SEC Section 16(a) filings of the officers, directors and 10-percent stockholders of the Group complied with requirements for reporting stock ownership.


14 California Water Service Group

Executive Compensation

SUMMARY COMPENSATION TABLE The following table discloses the compensation of the president and chief executive officer and our four other most highly paid executive officers for the three years ended December 31, 2002.




                                                                                       Long Term
                                                      Annual Compensation            Compensation
                                                 ----------------------------   -----------------------
                                                                 Other Annual     Securities Underlying       All Other
Name and Principal Position              Year      Salary(1)     Compensation         Options/SAR's (#)    Compensation
--------------------------------------- ------   -----------   --------------   -----------------------   -------------
Peter C. Nelson                         2002      $479,309        $12,265 (2)           15,000               $6,336 (3)
President and Chief Executive Officer   2001       449,296         11,440 (2)           15,000                5,586 (4)
                                        2000       412,409         11,440 (2)           12,500                5,586 (4)
-----------------------------------------------------------------------------------------------------------------------
Robert W. Foy                           2002      $291,257        $12,265 (2)           10,000               $6,336 (3)
Chairman of the Board                   2001       276,584         11,440 (2)           10,000                5,586 (4)
                                        2000       261,706         12,480 (2)            8,000                5,586 (4)
-----------------------------------------------------------------------------------------------------------------------
Gerald F. Feeney                        2002      $231,853               --              3,000               $6,336 (3)
Vice President,                         2001       221,036               --              3,000                5,586 (4)
Chief Financial Officer and Treasurer   2000       204,974               --              3,000                5,586 (4)
-----------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                      2002      $221,628               --              3,000               $6,336 (3)
Vice President, Regulatory Matters      2001       204,857               --              3,000                5,586 (4)
and Corporate Development               2000       191,700               --              3,000                5,586 (4)
-----------------------------------------------------------------------------------------------------------------------
Raymond H. Taylor                       2002      $187,643               --              3,000               $6,336 (3)
Vice President, Operations              2001       181,969               --              3,000                5,586 (4)
                                        2000       169,394               --              3,000                5,586 (4)
-----------------------------------------------------------------------------------------------------------------------

Footnotes to Summary Compensation Table

1 Includes salary, amounts deferred under the Employees Savings Plan and compensation associated with the non-business use of a company automobile except for Mr. Nelson, who does not have a company automobile. The value of automobile use amounted to $6,601, $7,047, $7,011 and $4,763 for Messrs. Foy, Feeney, Ferraro and Taylor, respectively.

2  Director meeting fees.

3 Includes Employees Savings Plan contributions of $6,000 and annual life insurance premiums of $336.

4 Includes Employees Savings Plan contributions of $5,250 and annual life insurance premiums of $336.


SEVERANCE AGREEMENTS In 1998, we entered into executive severance plan agreements with all officers. These agreements provide officers with severance payments of approximately three times their annual salary if the Group merges with another company or effects another transaction by which another company acquires control and as a result, within 24 months, these officers lose their executive positions. This severance amount would be paid in three equal annual payments, beginning the month following termination.


                                               California Water Service Group 15

OPTION/SAR GRANTS IN 2002 The following table shows individual grants of stock options during 2002 to the president and chief executive officer and our four other most highly paid executive officers.





                                                                        Individual Grants
                                          -----------------------------------------------------------------------------
                                                               Percentage
                                               Number of         of Total
                                              Securities     Options/SARs
                                              Underlying       Granted to         Exercise                   Grant Date
                                            Options/SARs     Employees in          or Base     Expiration       Present
Name                                         Granted (#)      Fiscal Year     Price ($/Sh)           Date  Value ($)(1)
-----------------------------------------------------------------------------------------------------------------------
Peter C. Nelson                               15,000            27.27%         $ 25.15         1/1/13          $66,150
President and
Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------
Robert W. Foy                                 10,000            18.18%         $ 25.15         1/1/13          $44,100
Chairman of the Board
-----------------------------------------------------------------------------------------------------------------------
Gerald F. Feeney                               3,000             5.45%         $ 25.15         1/1/13          $13,230
Vice President,
Chief Financial Officer and Treasurer
-----------------------------------------------------------------------------------------------------------------------
Francis S. Ferraro                             3,000             5.45%         $ 25.15         1/1/13          $13,230
Vice President, Regulatory Matters and
Corporate Development
-----------------------------------------------------------------------------------------------------------------------
Raymond H. Taylor                              3,000             5.45%         $ 25.15         1/1/13          $13,230
Vice President, Operations
-----------------------------------------------------------------------------------------------------------------------

1 The term "SAR" or "stock appreciation right" refers to an award that is payable in cash or stock without payment of an exercise price. Group does not currently grant SARs.


  The grant date present value shown is estimated using the Black-Scholes option pricing model, a method of approximating the present value of options exercisable at a fixed price at the end of a fixed period. It relies on certain assumptions as of the date of grant of the options, such as interest rates, dividend yield, time to exercise, and stock price sensitivity (volatility). Each of these factors could change over the life of the options and affect the estimated value. The actual value of the options when exercised may be a lesser or greater amount, depending on the price of the stock at the date of exercise; it is also possible that the options will expire unexercised and produce no cash value to the optionee.


The present value of the options was based on the following assumptions:

* risk-free interest rate of 4.6%

* expected dividend yield of 4.3%

* holding period of 5.0 years

* stock price volatility of 27.68%

* that all options ultimately will be exercised

No adjustment has been made for non-transferability or risk of forfeiture associated with the options.

16 California Water Service Group

AGGREGATED OPTION/SAR EXERCISES IN 2002 AND 2002 FISCAL YEAR-END OPTION/SAR VALUES The following table shows 2002 fiscal year-end number and value of unexercised options held by the president and chief executive officer and our four other most highly paid executive officers. There were no options exercised by such persons during 2002.




                                                 Number of Securities          Value of Unexercised
                                               Underlying Unexercised                  In-the-Money
                                               Options/SARs at FY-End    Options/SARs at FY-End ($)
Name                                        Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------
Peter C. Nelson                                17,500/25,000                 $3,672/$3,672
President and
Chief Executive Officer
Robert W. Foy                                  11,500/16,500                 $2,350/$2,350
Chairman of the Board
---------------------------------------------------------------------------------------------------
Gerald F. Feeney                                 3,750/5,250                 $    881/$881
Vice President,
Chief Financial Officer and Treasurer
---------------------------------------------------------------------------------------------------
Francis S. Ferraro                               3,750/5,250                 $    881/$881
Vice President, Regulatory Matters and
Corporate Development
---------------------------------------------------------------------------------------------------
Raymond H. Taylor                                3,750/5,250                 $    881/$881
Vice President, Operations
---------------------------------------------------------------------------------------------------

EQUITY COMPENSATION PLAN INFORMATION The following table sets forth information about the number of options previously granted and outstanding and the number available for future grants. All options were granted under the Group's Long Term Incentive Plan, which was approved by the stockholders of the Group at their 2000 Annual Meeting.



                                                  (a)                      (b)                                     (c)
                           Number of securities to be         Weighted-average          Number of securities remaining
                              issued upon exercise of        exercise price of     available for future issuance under
                                 outstanding options,     outstanding options,    equity compensation plans (excluding
Plan category                     warrants and rights      warrants and rights     securities reflected in column (a))
----------------------   ----------------------------   ----------------------   -------------------------------------
Equity compensation               154,500                         $ 24.77                      1,345,500
plans approved by
security holders
----------------------------------------------------------------------------------------------------------------------
Equity compensation                  None                            None                           None
plans not approved by
security holders
----------------------------------------------------------------------------------------------------------------------
Total                             154,500                         $ 24.77                      1,345,500
----------------------------------------------------------------------------------------------------------------------

                                               California Water Service Group 17

PENSION PLANS The table(1) that follows shows the estimated annual benefits the Group must pay upon retirement to executive officers under the Group's Pension Plan and Supplemental Executive Retirement Plan ("SERP"). The SERP is designed to provide executive officers a pension benefit which when combined with the regular pension plan benefit would equal the pension benefit that would be provided if the regular Pension Plan's benefit were unaffected by the federal tax law restrictions on retirement plan benefits. Effective January 1, 2003, the years of service required to earn maximum benefit under the SERP was reduced from 30 to 15 years, as discussed below in the Compensation Committee Report.



Three Highest Consecutive
Years Average Compensation(2)      5 Years     10 Years     15 Years
--------------------------------------------------------------------
$ 150,000                        $ 30,000     $ 60,000     $ 90,000
  200,000                          40,000       80,000      120,000
  250,000                          50,000      100,000      150,000
  300,000                          60,000      120,000      180,000
  350,000                          70,000      140,000      210,000
  400,000                          80,000      160,000      240,000
  450,000                          90,000      180,000      270,000
  500,000                         100,000      200,000      300,000


1 The pension table above shows estimated annual retirement benefits, payable as a straight life annuity, assuming retirement at age 60, using the normal form of benefits under the above plans. The benefits are not subject to any deductions for Social Security or other offset amounts.

2 Compensation includes salary plus All Other Compensation as set forth in the Summary Compensation Table. The number of years of credited service at January 1, 2003, for officers named in the Compensation Table is as follows: Mr. Nelson, 22; Mr. Foy, 22; Mr. Feeney, 26; Mr. Ferraro, 13; and Mr. Taylor, 20.


18 California Water Service Group

Report of the Compensation Committee of the Board of Directors on Executive Compensation

What is this report?

The Securities and Exchange Commission requires that public companies disclose the policies that the Group uses to establish executive officer compensation. This report explains the criteria that the Group used to determine the compensation of all of its officers in 2002.


What are the Compensation Committee's responsibilities?

The Committee is responsible for establishing and implementing policies and programs to compensate Group executives. Each November, the Committee reviews and recommends compensation levels for all executive officers for the 12-month period beginning January 1. The Committee submits its recommendations to the entire Board for approval. In 2002, the Board adopted the Committee's recommendations without modification.


What is our compensation philosophy?

The primary objectives of our executive compensation program are:

     1) To attract, retain and motivate talented and experienced executives,

     2) To reward excellent job performance and contributions to the Group's future success, and

     3) To provide fair and reasonable compensation.


The Compensation Committee believes that compensating executives on this basis leads to excellent executive performance, which benefits stockholders and ratepayers alike. When making its recommendations, the Committee takes into account that the California Public Utilities Commission ("CPUC") reviews the compensation decisions of the Group's officers for reasonableness. Furthermore, as a regulated utility, the Group's financial performance is to a large extent dependent upon CPUC ratemaking decisions and other factors beyond management's control, such as weather. Therefore, the Committee's decisions largely are determined by its evaluation of factors that are within management's control.


Who serves on the Compensation Committee?

The Compensation Committee is composed of Ms. Meier (Committee Chair), Mr. Brown, Dr. Harris, and Mr. Magnuson.


How is executive compensation determined?

When examining the annual compensation of individual executives, the Committee considers the officer's duties, performance and contribution to the Group's current and future success. The Committee also considers the officer's experience, tenure, value to the Group, prior salary adjustments and the inflation rate.

     In order to set salaries for the Group's officers at competitive and reasonable levels, the Committee annually reviews the compensation of officers of other major water companies. The Committee factors into its analysis the Group's comparatively low number of officers and its limited methods of compensation.

     Mr. Nelson's Compensation. In November 2001, the Committee reviewed the compensation for Peter C. Nelson, president and chief executive officer. The Committee determined Mr. Nelson's 2002 compensation using the same factors that it used to set the compensation of the other Group executives.


Do executive officers of California Water Service Group receive additional compensation for serving as executive officers of California Water Service Company, CWS Utility Services, New Mexico Water Service Company and Washington Water Service Company?

No. Group officers do not receive additional compensation for serving as officers of the Group's subsidiaries.



Does the Group have a Long Term Incentive Plan?

Yes. Stockholders of the Group approved a Long Term Incentive Plan at the April 19, 2000 Annual Meeting. The plan allows the Group to offer competitive compensation, thus assisting in recruiting and retaining top-performing individuals. The plan also aligns the interests of stockholders and participants. Finally, the plan provides the potential to link benefits to the Group's achievement of stockholder, customer or other performance goals, which gives participants an incentive to achieve these goals.

                                               California Water Service Group 19

What awards were granted under the Long Term Incentive Plan for 2002?

The plan provides for three different types of awards: non-qualified stock options, dividend units, and performance shares. In 2002, non-qualified options were awarded. Non-qualified stock options are options to purchase a certain number of shares of the Group's common stock. The options will have an exercise price not lower than the closing price of the Group's common stock on the New York Stock Exchange on the date of the grant. Options are granted for a term of not more than 10 years and become exercisable in yearly increments as determined by the Compensation Committee.


What was the number of option grants awarded in 2002?

On January 2, 2002, the Group granted options covering 55,000 shares at an exercise price of $25.15. All options granted were for a term of ten years and will vest 25% per year during the first four years. The option grants awarded for 2002 are the following:


Mr. Nelson                                                       15,000
Mr. Foy                                                          10,000
Mr. Feeney                                                        3,000
Mr. Ferraro                                                       3,000
Mr. Taylor                                                        3,000
All executive officers and others as a group (12 in number)      55,000


Who determines the amount and type of award granted?

In 2002, the Compensation Committee determined stock option awards for the Chairman of the Board and the Chief Executive Officer. The Chief Executive Officer recommended the stock option award level for all other participants. All stock option awards, including the terms and conditions, were approved by the Compensation Committee and the Board of Directors.


Were option grants awarded under the Long Term Incentive Plan for 2003?

No. Option grants were not awarded for 2003.


Why was the number of years of service for maximum benefits under the SERP reduced from 30 to 15 years?

The purpose of the SERP is to offer competitive long-term benefits to attract and retain key officers and to restore benefits lost due to IRS limits on the qualified pension plan. Similar plans are offered by 100% of Cal Water's competitors and over 75% of the Fortune 1000. The SERP is the primary source of long-term compensation offered by Cal Water to its officers.

     At its inception, the SERP program provided full benefits upon reaching 30 years of service. In recent recruitment efforts and in reviewing competitive practices it became clear that a 15-year vesting schedule is most common. As the workplace has become more mobile and typical executive tenures have shortened, it became clear that this change was needed in order to remain competitive to attract and retain the most qualified and effective executive staff for the Group.


Does the Group have an Executive Severance Plan?

Yes. Effective December 16, 1998, the Board of Directors adopted an Executive Severance Plan for the benefit of the officers of Group and its subsidiaries. The Board adopted the plan, in the event of a change in control, to provide effective leadership during a transition period. Prior to a change in control, the plan also would facilitate a transaction that is in the best interests of the Group and its stockholders, and provide some measure of security to management in the event their employment is terminated following a change in control.


20 California Water Service Group

How have we  responded  to IRS limits on  deductibility  of  compensation?

The  Committee  has  reviewed  the Group's  compensation  structure  in light of
Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that the Group may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2002, no executive officer's compensation exceeded the limitation set by Section 162(m).


Compensation Committee

Linda R. Meier, Committee Chair
Douglas M. Brown
Edward D. Harris, Jr., M.D.
Richard P. Magnuson


Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Linda Meier (Chair), Douglas Brown, Edward Harris and Richard Magnuson. No member of the Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2002. None of the executive officers of the Group has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Group.



                                               California Water Service Group 21

Report of the Audit Committee

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Committee's purpose and responsibilities are set forth in the Audit Committee Charter, which was revised and restated by the Board of Directors at its January 29, 2003 meeting. The charter, which is printed in Appendix A of this Proxy Statement, was revised to include newly enacted provisions of federal law and newly adopted or proposed regulations of the SEC and the New York Stock Exchange that pertain to audit committees. The Committee consists of five members, each of whom meets the New York Stock Exchange standards for independence. During 2002, the Committee met five times.

     The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. KPMG LLP, the independent auditors, audited the financial statements prepared by the Group and expressed their opinion that the financial statements present fairly the Group's financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

     In connection  with the December 31, 2002 financial  statements,  the Audit
Committee:

   (1) reviewed and discussed the audited financial statements with management and the independent auditors;

   (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees;"

   (3) received from KPMG LLP and discussed with the auditor written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" the Committee also discussed with KPMG LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with KPMG LLP's independence; and

   (4) met privately with the Group's independent auditors and internal auditors, each of whom have unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of financial statements. The Committee also met privately with the Group's Chairman and the President and Chief Executive Officer to discuss the same issues.


Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.


Audit Committee
George A. Vera, Committee Chair
Douglas M. Brown
Richard P. Magnuson
Linda R. Meier
Langdon W. Owen

January 29, 2003



22 California Water Service Group

Relationship with Independent Auditors

The Audit Committee has selected KPMG LLP to serve as the Group's independent auditors for the year ending December 31, 2003. The Committee's selection of KPMG LLP as independent auditors is subject to ratification by vote of the stockholders at their Annual Meeting.

     The Audit Committee considered the compatibility of non-audit services provided by KPMG LLP with maintaining the auditors' independence. The Committee also reviewed the non-audit service fees paid to KPMG LLP which are described below. Based on its review, the Committee determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services.


Audit Fees

During 2002, the Group was billed or accrued $255,000 by KPMG LLP for audit services. The audit services included audits of California Water Service Group and California Water Service Company annual financial statements for the year ended December 31, 2002, and quarterly reviews of the Group's interim financial statements.


Financial Information System Design and Implementation Fees

During 2002, KPMG did not provide any financial information system design and implementation consulting service to the Group.


All Other Fees

KPMG LLP billed the Group $157,000 for professional services provided other than Audit Fees during 2002. These fees were primarily for internal audit services. During 2002, the Audit Committee adopted a policy that the independent auditor would not provide future internal audit services. That work will be performed by another firm which has been engaged.


                                               California Water Service Group 23

Performance Graph

The graph below shows a five-year comparison of cumulative total returns for the Group, the S&P 500 Index and the AG Edwards Water Utility Average of 11 companies.


[The following table was depicted as a line graph in the printed material.]


Performance Graph Data



                                                  1997     1998     1999     2000     2001     2002
California Water Service Group                    100      110      111      104      103       99
S&P 500 Index                                     100      129      156      141      125       97
AG Edwards Water Utility Avg of 11 Companies      100      128      176      164      202      200

Past stock performance is not necessarily indicative of future performance.


24 California Water Service Group

Proposal No. 2--Ratification of Selection of KPMG LLP as Auditors for 2003

Stockholders will vote on the ratification of KPMG LLP, certified public accountants, to audit the Group's books, records and accounts for the year ending December 31, 2003. Following the recommendation of the Audit Committee, the Board recommends a vote FOR the adoption of this proposal. Representatives of KPMG LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee and Board will reconsider the selection of the auditors.


Vote Required

In order for the ratification of independent auditors to be approved, it must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board urges you to vote FOR this proposal.



                                               California Water Service Group 25

Other Matters

ADJOURNMENT. Notice of adjournment need not be given if the date, time and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 45 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned Annual Meetings, any business may be transacted which might have been transacted at the original Annual Meeting.


COST OF PROXY SOLICITATION. The Group will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. postal service and also may be made by telephone, or personally, by directors, officers and regular employees of the Group, who will receive no extra compensation for such services. Morrow & Co. was hired to assist in the distribution of proxy materials and solicitation of votes for $7,000, plus out-of-pocket expenses. The Group will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

OTHER MATTERS. The Board is not aware of any matters to come before the Annual Meeting other than the proposals for the election of directors and the ratification of the selection of independent auditors. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph, the Audit Committee Charter contained in Appendix A to this proxy statement and the statement of independence of Audit Committee members referred to under "Board Structure-Audit" are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

     The Group has adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller.


26 California Water Service Group

Appendix A
Audit Committee Charter

As adopted by the Board of Directors on January 29, 2003

I. Purpose

The purpose of the Audit Committee of the Board of Directors is to assist the Board in oversight of the quality and integrity of the Company's financial statements and the Company's compliance with legal, regulatory and reporting requirements. The Committee is solely responsible for the selection, qualifications and compensation of the Company's independent auditors, including oversight and evaluation of Company's independent auditors and internal audit function.


II. Committee Membership

The Audit Committee shall be comprised of three or more directors appointed annually by the Board of Directors. Each Committee member shall satisfy the independence, financial literacy and experience requirements of the Securities and Exchange Commission ("SEC"), the New York Stock Exchange and other regulatory bodies. The Board of Directors shall determine that each member is free of any relationship with the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independent judgement. At least one member of the Committee shall have accounting or financial management expertise, as required by the rules and regulations of the Exchange.


III. Meetings

The Audit Committee shall meet as often as necessary to fulfill its responsibilities, but not less than quarterly. At least quarterly, the Committee shall hold separate, private meetings with the Company's Chief Financial Officer and Controller, and the Company's independent auditors. At least twice each year, the Committee shall meet with representatives of the internal audit firm. Each such person shall have free and direct access to the Committee and any of its members.

     The Committee shall maintain a one-year schedule of future meeting dates including a preliminary agenda for each meeting. Final meeting agendas shall be drafted by the Committee Chair in consultation with the Chief Financial Officer, the independent auditors and the internal auditor.

     Following each Committee meeting, the Chair shall report to the Board of Directors the Committee's activities, concerns, conclusions and recommendations, reviewing with the Board the broad scope of issues that may come before the Committee including the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and performance of the internal audit function.


IV. Authority of Committee

In discharging its oversight role and responsibilities, the Committee is empowered to investigate any matter brought to its attention or assigned by the Board of Directors. The Committee may require Company personnel to assist in any such investigations, and it is empowered to engage and retain outside legal counsel and other experts to assist in such investigations or other matters as it deems necessary.


V. Responsibilities of the Audit Committee

The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, the independent auditors are ultimately accountable to the Audit Committee, and management is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee provides an oversight function. This Charter should not be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

To fulfill its responsibilities, the Audit Committee shall:


                                               California Water Service Group 27

With Respect to the Independent Auditors:

   1. Bedirectly responsible for the appointment, compensation and oversight of the independent auditors, subject to stockholder ratification.

   2. Review and evaluate the independent auditors' performance. The evaluation should include a performance review of the independent auditors' lead partner. In making its evaluation, the Committee should take into account the opinions of management.

   3.  Ensure the auditors' independence by:

       (i) requiring that the auditors submit annually to the Audit Committee a formal written statement delineating all relationships between the auditor and the Company;

       (ii) actively engaging in a dialogue with the auditors with respect to all relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"; and

       (iii) setting clear policies defining the circumstances under which the Company is permitted to hire former employees of the independent auditors.

   4. Review and approve in advance any non-audit services and related fees proposed to be undertaken by the independent auditors on behalf of the Company.

   5. Annually review the auditors' proposed scope and audit plan, and discuss staffing and timing of the audit and related matters.

   6. Review, at least annually, the auditors' report on their internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the independent auditors' internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.

   7. Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed to be sought by management from another outside accountant.

   8. Require the auditors to rotate the lead audit partner assigned to the Company's audit and the second partner responsible for reviewing the audit at least every five years.

   9. Periodically review rotating the independent audit firm to be selected as the Company's independent auditors. The audit committee should present its conclusions with respect to the independent auditors to the Board of Directors.


With Respect to Financial Statements:

   10. Review accounting principles and financial statement presentations, including:

       (i)    any  changes  in  the  Company's   selection  or   application  of
              significant accounting principles;

       (ii) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted by the independent auditors in light of material control deficiencies;

       (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles ("GAAP") on the financial statements; and

       (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company's financial statements for compliance with applicable accounting and disclosure rules.

   11. Review with the Company's auditors:

       (i)    all critical accounting policies and practices to be used;

       (ii) all alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

       (iii) other material written communications between the independent auditors and Company's management, such as any management letter or schedule of unadjusted accounting differences.


28 California Water Service Group

   12. Inquire of the independent auditors at a post-audit, pre-issuance review of the Company's annual financial statements, the auditors' opinion thereon, and any problems, difficulties or disagreements with management encountered by the auditors during the course of the audit, and management's response, including reviewing with the auditor:

       (i) any restrictions on the scope of the independent auditors' activities or access to requested information;

       (ii) any accounting adjustments, whether material or not, that were noted or proposed by the auditors but were not recorded by the Company and assess the reason the adjustments were not recorded;

       (iii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and

       (iv) any "management" or "internal control" letter issued, or proposed to be issued, by the auditors to the Company.

   13. Discuss with the Company's financial management and with the independent auditors the quarterly and annual financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to any public release or announcement or submission to a regulatory agency.

   14. Review with management each Form 10-K and 10-Q report required to be submitted to the SEC, its disclosures to the Committee under Section 302 of the Sarbanes-Oxley Act ("Act") and the contents of the Chief Executive Officer and the Chief Financial Officer certifications required to be filed under Section 302 and 906 of the Act.

   15. Discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the preparation of the financial statements.

   16. Recommend to the Board of Directors that the financial statements be included in the Company's annual report to the SEC on Form 10-K, if the Committee finds the financial statements acceptable; such recommendation shall be reported in the Audit Committee report included in the proxy statement.

   17. Review and discuss quarterly earnings releases with the Company's financial management and the independent auditors prior to issuance.

   18. Review the Company's policy for financial information and earnings guidance provided to analysts and rating agencies. Review, prior to publication or filing of other Company financial information, such as news releases, required regulatory filings and guidance provided to financial analysts, that include financial information, as the Committee deems desirable.


With Respect to Internal Auditing and Internal Controls:

   19. Appoint, in consultation with management, the Company's internal audit firm that shall report to and be responsible to the Committee.

   20. Review and approve the annual internal audit plan including internal audit firm compensation.

   21. Annually review the quality of internal accounting and financial control, internal auditor reports and opinions and any recommendations the auditor may have for improving or changing the Company's internal controls, as well as management's response to the auditor's recommendations.

   22. Discuss policies with respect to the Company's risk assessment and risk management, and review the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.


                                               California Water Service Group 29

VI. Annual Performance Evaluation and Other Matters

   23. The Committee shall conduct an annual performance evaluation that considers matters related to its responsibilities in dealing with the independent auditors, financial statements, internal audit function and internal control.

   24. This Charter will be reviewed at least annually with revisions the Committee determines as necessary proposed to the Board of Directors.

   25. The Committee will prepare a report to the stockholders for inclusion in each proxy statement, as required by SEC regulations. The Audit Committee Charter will be published each year in the proxy statement and be available through the Company's website. The report will include the name(s) of the Committee members who qualify as financial experts as defined by the SEC.

   26. Annually the Committee will review and approve the Company's code of business conduct and ethics for directors and executive officers, including the code of conduct for the CEO and financial executives. The Committee will approve any waivers in the codes and ascertain that changes and waivers are disclosed in a Form 8-K filing with the SEC.

   27. The Committee will maintain procedures whereby an employee may submit, on a confidential and anonymous basis, complaints regarding questionable accounting, internal accounting controls, or auditing matters. There shall also be procedures for the Committee, at its Chair's direction, to investigate these matters.


30 California Water Service Group

[GRAPHIC OF MAP SHOWING COMPANY'S STREET LOCATION OMITTED]




California Water Service Group
1720 North First Street
San Jose, CA 95112-4598
(408) 367-8200

            [GRAPHIC OF LOGOS OF COMPANY AND ITS SUBSIDIARIES OMITTED]





                         California Water Service Group
                            1720 North First Street
                        San Jose, California 95112-4598
                                  408.367.8200
                                www.calwater.com



                                                                      1780-PS-03

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                                     PROXY

                         CALIFORNIA WATER SERVICE GROUP

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

PETER C. NELSON and PAUL G. EKSTROM, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock and preferred stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at 1720 N. First Street, San Jose, California on Wednesday, April 23, 2003 at 10:00 A.M., or at any adjournment thereof. By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's Annual Report to Stockholders for 2002.

Please date, sign, and mail as soon as possible in the enclosed envelope.

Unless otherwise specified below this proxy authorizes the proxies to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed on the reverse side as the proxies determine in their discretion. To specify a different method of cumulative voting, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) in the space provided below.

________________________________________________________________________________

                  (Continued and to be signed on reverse side)

CALIFORNIA WATER SERVICE GROUP
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                              VOTER CONTROL NUMBER
                          --------------------------


                          --------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

------------------------------------
VOTE-BY-INTERNET

1. LOG ON TO THE  INTERNET AND GO TO
   HTTP://WWW.EPROXYVOTE.COM/CWT

2. ENTER YOUR VOTER  CONTROL  NUMBER
   LISTED  ABOVE AND FOLLOW THE EASY
   STEPS  OUTLINED  ON  THE  SECURED
   WEBSITE.  [GRAPHIC:  SYMBOL  OF A
   PERSONAL COMPUTER]
------------------------------------

OR

------------------------------------
VOTE-BY-TELEPHONE

1. CALL   TOLL-FREE   1-877-PRX-VOTE
   (1-877-779-8683)

2. ENTER YOUR VOTER  CONTROL  NUMBER
   LISTED  ABOVE AND FOLLOW THE EASY
   RECORDED INSTRUCTIONS.  [GRAPHIC:
   SYMBOL OF A TELEPHONE]
------------------------------------


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

              We have been advised by counsel that these telephone
            and Internet voting procedures comply with Delaware law.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

X  PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE.

        THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS

NOMINEES: (01) Douglas M. Brown,
          (02) Robert W. Foy,
          (03) Edward D. Harris, Jr., M.D.,
          (04) Bonnie G. Hill,
          (05) David N. Kennedy,
          (06) Richard P. Magnuson,
          (07) Linda R. Meier,
          (08) Peter C. Nelson,
          (09) Langdon W. Owen and
          (10) George A. Vera

[ ] FOR ALL NOMINEES       [ ] WITHHELD FROM ALL NOMINEES

[ ] ___________________________
    FOR ALL NOMINEES EXCEPT AS NOTED ABOVE




2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP, as the independent auditors of the Group for 2003.

FOR     AGAINST         ABSTAIN
[ ]       [ ]             [ ]




IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2003 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS PROPERLY RAISED AT THE MEETING. THE COMPANY KNOWS OF NO OTHER MATTER TO BE RAISED AT THE MEETING OTHER THAN AS SET FORTH IN THE COMPANY'S PROXY STATEMENT.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [ ]

     NOTE: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title. In the case of shares standing in the name of two or more persons, Delaware law permits the voting of such shares under a proxy signed by any one of such persons if none of the others is present in person or represented by proxy.


PLEASE DATE, SIGN AND RETURN PROMPTLY.


Signature: ______________________ Date: _____________________

Signature: ______________________ Date: _____________________